UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2022
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On January 31, 2022, FingerMotion, Inc. (the "Company") issued a news release to release a video message with corporate updates and expectations for 2022 from the Company's CEO at the opening of the market today.

Direct access to the video message is available via the following weblink: https://youtu.be/4_kOhdgFtEk

The link to the video will also be posted in the Investor Relations page on the Company's website at https://www.fingermotion.com/.

Recent Key Highlights & 2022 Objectives

●	Uplist to the Nasdaq Capital Market in late December 2021

●	Nasdaq listing makes us more visible and more accessible, providing us with the opportunity to approach many new investors, both institutional and retail

●	Continued growth of 'top-up' business with top 3 e-commerce portals - Alibaba's Tmall, PinDuoDuo and JD.com

●	SMS Division growth due to the reliability of our platform and efficiency of our governmental review process has made this division our highest revenue generator to date

●	Launch of two new brands in cooperation with a top 5 insurance company, which will offer device protection plans to the telco users which is expected to provide solid revenue growth

●	Growth in Rich Communication Services ("RCS") division, which will take advantage of the already well-established 5G infrastructure in China

●	Progress of Sapientus - expected significant and substantial revenue opportunities with Pac Life Re and Munich Re due to our access to valuable subscriber data

●	Hopeful to announce our first true steps into the Insurtech space in the near future, which we expect to offer significant revenue opportunities

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated January 31, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: January 31, 2022	By:	/s/ Martin J. Shen
Martin J. Shen
CEO